EXECUTION VERSION

CHRISTALS HOLDING, LLC
CHRISTALS PARENT, LLC
590 Madison Avenue, 27th floor
New York, NY 10022

December 31, 2012

CP IV SPV, LLC
888 Seventh Avenue
40th Floor
New York, NY 10106

Re: Business of Christals Holding LLC and Christals Parent, LLC

Ladies and Gentleman

Reference is made to the Financing Agreement (the "Financing Agreement"), dated as of the date hereof, among affiliates of CP IV SPV, LLC ("CP IV"), Christals Acquisition, LLC (the "Company"), Peekay Acquisition LLC and certain of its subsidiaries and the Amended and Restated Limited Liability Operating Company Agreement of the Company (the "Operating Agreement"), dated as of the date hereof, among the Company, Christals Parent, LLC ("Parent") and the other members thereto. Christals Holding, LLC ("Holding") owns all of the outstanding membership interests of Parent and Harvest Capital Credit, LLC owns warrants to acquire an 8% ownership of membership interests of Parent. Christopher F. Brown, Edward J. Tobin and Ellery W. Roberts (each a "Holding Member" and collectively the "Holding Members") own or have rights to acquire the membership interests of Holding set forth on Schedule I to the limited liability operating agreement of Holding dated as of September 10, 2012, as amended. Each Holding Member, Holding and Parent will indirectly benefit from CP IV entering into the Financing Agreement and making the financial accommodations thereunder and have agreed as a condition of and further inducement to CP IV to enter into the Financing Agreement and the Operating Agreement to enter into this letter agreement.

Each Holding Member, Holding and Parent hereby agree that, without the prior written consent of CP IV (which consent in the case of clause (ii) below shall not be unreasonably withheld, delayed or conditioned), it shall not (i) permit Holding or Parent to engage in any business or operations, or acquire, own or suffer to exist any other assets or liabilities, other than the direct or indirect ownership of equity interests of the Company or (ii) permit Holding or Parent to engage in one or more transactions, whether or not related, in a merger, sale of all or substantially all of the assets of Holding or Parent or otherwise dispose of 25% or more, individually or in the aggregate, of the direct and indirect equity interests in the Company held by a Holding Member, Holding or Parent other than to a Permitted Transferee (as defined in the Operating Agreement) that agrees to be bound by the terms of this letter agreement or pursuant to a transaction (A) at an implied total equity valuation for all of the equity interests of the Company outstanding on a fully-diluted basis in excess of $75,000,000 (net of outstanding Indebtedness (as defined in the Operating Agreement) under the Christals Notes (as defined in the Operating Agreement) and the Peekay Notes (as defined in the Operating Agreement)) and

(B) in which adequate provision is made for CP IV to have an opportunity to sell its equity interests in the Company on comparable terms in connection with such transaction.

This letter agreement shall be construed under and governed by the laws of the State of New York, and may be executed in any number of counterparts and by different parties on separate counterparts. Each of such counterparts shall be deemed to be an original, and all of such counterparts, taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this letter by facsimile or electronic mail shall be equally effective as delivery of a manually executed counterpart. This letter agreement may not be amended or otherwise modified unless the same shall be in writing and signed by each of the parties hereto. If this letter agreement becomes the subject of a dispute, each of the parties hereto hereby waives trial by jury.

[signature page follows]

CHRISTALS HOLDING, LLC

By: E Tobin
Name:
Title:

CHRISTALS PARENT, LLC

By: E Tobin
Name:
Title:

____
CHRISTOPHER F. BROWN

E Tobin
EDWARD J. TOBIN

____
ELLERY W. ROBERTS

ACKNOWLEDGED AND AGREED

CP IV SPV, LLC

By: ______________________________
Name:
Title:

CHRISTALS HOLDING, LLC

By: ______________________________
Name:
Title:

CHRISTALS PARENT, LLC

By: ______________________________
Name:
Title:

CFB
____
CHRISTOPHER F. BROWN

____
EDWARD J. TOBIN

____
ELLERY W. ROBERTS

ACKNOWLEDGED AND AGREED

CP IV SPV, LLC

By: ______________________________
Name:
Title:

CHRISTALS HOLDING, LLC

By: ______________________________
Name:
Title:

CHRISTALS PARENT, LLC

By: ______________________________
Name:
Title:

____
CHRISTOPHER F. BROWN

____
EDWARD J. TOBIN

____
ELLERY W. ROBERTS

ACKNOWLEDGED AND AGREED

CP IV SPV, LLC

By: ______________________________
Name:
Title:

CHRISTALS HOLDING, LLC

By: ______________________
Name:
Title:

CHRISTALS PARENT, LLC

By: ______________________
Name:
Title:

____
CHRISTOPHER F. BROWN

____
EDWARD J. TOBIN

____
ELLERY W. ROBERTS

ACKNOWLEDGED AND AGREED

CP IV SPV, LLC

By: ______________________
Name: Morris Beyda
Title: Partner